JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited)

Investments	Principal Amount ($000)	Value ($000)
CORPORATE BONDS — 73.2%
Aerospace & Defense — 0.9%
Bombardier, Inc. (Canada)
6.00%, 10/15/2022(a)	7,317	4,719
7.50%, 12/1/2024(a)	17,210	10,492
Howmet Aerospace, Inc.
5.13%, 10/1/2024	7,000	7,103
6.88%, 5/1/2025	3,405	3,619
5.90%, 2/1/2027	5,825	5,877
6.75%, 1/15/2028	5,659	5,720
5.95%, 2/1/2037	7,024	6,938
Spirit AeroSystems, Inc. 7.50%, 4/15/2025(a)	7,576	7,533
TransDigm, Inc. 6.25%, 3/15/2026(a)	15,807	16,163

		68,164

Air Freight & Logistics — 0.4%
XPO Logistics, Inc.
6.13%, 9/1/2023(a)	10,564	10,696
6.75%, 8/15/2024(a)	19,399	20,175

		30,871

Auto Components — 2.0%
Adient Global Holdings Ltd. 4.88%, 8/15/2026(a)	6,590	5,531
Adient US LLC
9.00%, 4/15/2025(a)	3,954	4,216
7.00%, 5/15/2026(a)	6,355	6,515
Allison Transmission, Inc.
5.00%, 10/1/2024(a)	7,460	7,516
4.75%, 10/1/2027(a)	9,665	9,375
5.88%, 6/1/2029(a)	963	973
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	17,920	16,891
6.25%, 3/15/2026	17,329	16,106
6.50%, 4/1/2027	10,301	9,631
Clarios Global LP 6.75%, 5/15/2025(a)	4,877	5,061
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024(a)	10,880	11,094
5.63%, 11/15/2026(a)	9,489	6,073
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)	681	684
Dana, Inc.
5.50%, 12/15/2024	3,455	3,455
5.38%, 11/15/2027	7,685	7,368
Delphi Technologies plc 5.00%, 10/1/2025(a)	20,458	21,118
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	3,050	2,821
4.88%, 3/15/2027	4,881	4,492
JB Poindexter & Co., Inc. 7.13%, 4/15/2026(a)	7,004	6,972
Tenneco, Inc.
5.38%, 12/15/2024	4,786	3,183
5.00%, 7/15/2026	11,565	5,894

		154,969

Automobiles — 0.4%
Ford Motor Co.
8.50%, 4/21/2023	5,527	5,733
9.00%, 4/22/2025	7,612	8,002
9.63%, 4/22/2030	4,398	4,882
General Motors Co.
7.70%, 4/15/2016‡(b)	25,800	—	(c)
7.40%, 9/1/2025‡(b)	9,300	—	(c)
6.13%, 10/1/2025	4,720	5,157
6.80%, 10/1/2027	4,720	5,364
Motors Liquidation Co.
8.25%, 7/15/2023‡(b)	20,000	—	(c)
0.00%, 6/15/2024‡(b)	12,550	—	(c)
6.75%, 5/1/2028‡(b)(d)	10,255	—	(c)
8.38%, 7/15/2033‡(b)	34,006	—	(c)
7.75%, 3/15/2036‡(b)	3,415	—	(c)
7.38%, 5/23/2048‡(b)	6,000	—	(c)

		29,138

Banks — 1.2%
Bank of America Corp. Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025(e)(f)(g)	17,177	18,079
Barclays plc (United Kingdom)
(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023(e)(f)(g)	6,252	6,158
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024(e)(f)(g)	10,787	11,055
Citigroup, Inc.
Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020(e)(f)(g)	5,195	5,061
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025(e)(f)(g)	2,725	2,789
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026(e)(f)(g)	9,565	10,188
Credit Agricole SA (France)
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025(a)(e)(f)(g)	5,777	6,615
Royal Bank of Scotland Group plc (United Kingdom)
(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020(e)(f)(g)	14,572	14,271
(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021(e)(f)(g)	4,790	4,973
Societe Generale SA (France)
(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021(a)(e)(f)(g)	14,360	14,458

		93,647

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Building Products — 1.0%
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027(a)	2,240	2,240
American Woodmark Corp. 4.88%, 3/15/2026(a)	505	491
Griffon Corp. 5.75%, 3/1/2028	13,675	13,583
JELD-WEN, Inc.
6.25%, 5/15/2025(a)	3,450	3,554
4.88%, 12/15/2027(a)	14,706	13,786
PGT Innovations, Inc. 6.75%, 8/1/2026(a)	7,599	7,751
Standard Industries, Inc.
6.00%, 10/15/2025(a)	16,585	17,207
5.00%, 2/15/2027(a)	4,865	5,009
4.75%, 1/15/2028(a)	3,910	3,936
Summit Materials LLC
6.13%, 7/15/2023	4,320	4,331
5.13%, 6/1/2025(a)	8,090	7,928

		79,816

Capital Markets — 0.3%
LPL Holdings, Inc. 5.75%, 9/15/2025(a)	14,219	14,783
MSCI, Inc. 5.38%, 5/15/2027(a)	5,910	6,353

		21,136

Chemicals — 1.8%
Axalta Coating Systems LLC 4.88%, 8/15/2024(a)	2,280	2,309
Chemours Co. (The)
7.00%, 5/15/2025	20,289	19,731
5.38%, 5/15/2027	1,305	1,173
CVR Partners LP 9.25%, 6/15/2023(a)	46,612	43,815
Hexion, Inc. 7.88%, 7/15/2027(a)	5,960	5,356
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025(a)	9,382	8,303
5.25%, 6/1/2027(a)	11,511	9,746
OCI NV (Netherlands) 5.25%, 11/1/2024(a)	4,706	4,612
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	3,052	3,128
Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026(a)	2,995	3,095
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)	17,679	16,883
Valvoline, Inc. 4.38%, 8/15/2025(a)	8,485	8,612
Venator Finance SARL 9.50%, 7/1/2025(a)	6,750	6,784

		133,547

Commercial Services & Supplies — 1.2%
ACCO Brands Corp. 5.25%, 12/15/2024(a)	10,617	10,670
ADT Security Corp. (The) 4.88%, 7/15/2032(a)	7,500	7,050
Allied Universal Holdco LLC
6.63%, 7/15/2026(a)	4,938	5,185
9.75%, 7/15/2027(a)	3,446	3,661
Aramark Services, Inc. 5.00%, 2/1/2028(a)	10,810	10,648
Brink’s Co. (The) 4.63%, 10/15/2027(a)	22,249	20,809
Clean Harbors, Inc. 4.88%, 7/15/2027(a)	277	287
Harsco Corp. 5.75%, 7/31/2027(a)	4,035	3,949
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.33%, 12/21/2065(a)(f)	2,554	1,105
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025(a)	4,567	4,591
Nielsen Finance LLC 5.00%, 4/15/2022(a)	4,088	4,082
Prime Security Services Borrower LLC
5.25%, 4/15/2024(a)	2,543	2,651
5.75%, 4/15/2026(a)	17,345	17,865

		92,553

Communications Equipment — 1.1%
CommScope Technologies LLC
6.00%, 6/15/2025(a)	10,787	10,487
5.00%, 3/15/2027(a)	7,470	6,835
CommScope, Inc.
5.50%, 3/1/2024(a)	4,420	4,546
5.50%, 6/15/2024(a)	9,665	9,502
6.00%, 3/1/2026(a)	16,916	17,788
8.25%, 3/1/2027(a)	18,669	19,463
Plantronics, Inc. 5.50%, 5/31/2023(a)	17,130	13,104

		81,725

Construction & Engineering — 0.2%
MasTec, Inc. 4.88%, 3/15/2023	13,413	13,413

Construction Materials — 0.2%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026(a)	11,090	11,561

Consumer Finance — 2.2%
Ally Financial, Inc.
5.75%, 11/20/2025	18,469	19,208
8.00%, 11/1/2031	8,769	11,065
Curo Group Holdings Corp. 8.25%, 9/1/2025(a)	19,319	15,334
Ford Motor Credit Co. LLC
5.09%, 1/7/2021	4,740	4,687
3.47%, 4/5/2021	4,135	4,032
5.88%, 8/2/2021	36,450	36,541
4.39%, 1/8/2026	11,320	10,641

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
4.54%, 8/1/2026	18,445	17,292
4.27%, 1/9/2027	11,524	10,484
Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024(a)(h)	12,340	6,714
ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 3.57%, 12/21/2065(a)(f)	26,531	11,939
Springleaf Finance Corp.
6.88%, 3/15/2025	5,670	5,597
7.13%, 3/15/2026	14,005	13,795
6.63%, 1/15/2028	1,300	1,242

		168,571

Containers & Packaging — 2.0%
Ardagh Packaging Finance plc
6.00%, 2/15/2025(a)	13,575	13,995
5.25%, 8/15/2027(a)	34,685	34,164
Berry Global, Inc. 4.88%, 7/15/2026(a)	8,505	8,890
Greif, Inc. 6.50%, 3/1/2027(a)	18,389	18,573
LABL Escrow Issuer LLC 6.75%, 7/15/2026(a)	9,727	10,138
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024(a)	23,611	23,434
7.25%, 4/15/2025(a)	14,954	13,459
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027(a)	7,810	8,220
Reynolds Group Issuer, Inc.
(ICE LIBOR USD 3 Month + 3.50%), 4.72%, 7/15/2021(a)(f)	1,910	1,896
5.13%, 7/15/2023(a)	8,000	8,100
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026(a)(i)	5,803	6,087
8.50%, 8/15/2027(a)(i)	5,412	5,710

		152,666

Distributors — 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028(a)	580	583
Performance Food Group, Inc.
6.88%, 5/1/2025(a)	1,365	1,430
5.50%, 10/15/2027(a)	4,773	4,678
Wolverine Escrow LLC
8.50%, 11/15/2024(a)	2,500	1,663
9.00%, 11/15/2026(a)	18,865	12,560
13.13%, 11/15/2027(a)	7,055	4,445

		25,359

Diversified Consumer Services — 0.2%
Service Corp. International
8.00%, 11/15/2021	10,675	11,262
4.63%, 12/15/2027	890	937

		12,199

Diversified Financial Services — 0.7%
ACE Cash Express, Inc. 12.00%, 12/15/2022(a)	14,183	10,637
MPH Acquisition Holdings LLC 7.13%, 6/1/2024(a)	21,942	20,735
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026(a)	8,101	8,648
8.25%, 11/15/2026(a)	11,477	12,539

		52,559

Diversified Telecommunication Services — 7.9%
Altice France Holding SA (Luxembourg)
10.50%, 5/15/2027(a)	12,389	13,721
6.00%, 2/15/2028(a)	6,555	6,375
Altice France SA (France)
7.38%, 5/1/2026(a)	26,992	28,477
8.13%, 2/1/2027(a)	10,201	11,221
CCO Holdings LLC
5.88%, 4/1/2024(a)	52,699	54,137
5.75%, 2/15/2026(a)	51,915	54,131
5.50%, 5/1/2026(a)	41,144	43,510
5.13%, 5/1/2027(a)	38,191	40,101
5.00%, 2/1/2028(a)	3,829	4,010
5.38%, 6/1/2029(a)	2,091	2,253
4.75%, 3/1/2030(a)	30,544	31,918
CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024	7,240	7,964
5.63%, 4/1/2025	4,042	4,163
5.13%, 12/15/2026(a)	12,030	12,151
Series G, 6.88%, 1/15/2028	4,143	4,329
Cincinnati Bell, Inc.
7.00%, 7/15/2024(a)	9,093	9,366
8.00%, 10/15/2025(a)	6,014	6,209
Embarq Corp. 8.00%, 6/1/2036	37,571	40,092
Frontier Communications Corp.
7.13%, 1/15/2023	3,700	1,161
7.63%, 4/15/2024	3,282	1,058
6.88%, 1/15/2025	13,438	4,199
11.00%, 9/15/2025(b)	10,429	3,676
8.50%, 4/1/2026(a)	19,083	18,280
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023	29,162	15,383
8.00%, 2/15/2024(a)(i)	13,382	13,499
8.50%, 10/15/2024(a)	40,649	23,170
9.75%, 7/15/2025(a)	8,659	5,001
Level 3 Financing, Inc.
5.38%, 1/15/2024	1,485	1,504
5.38%, 5/1/2025	37,110	38,123
5.25%, 3/15/2026	3,865	4,000
Sprint Capital Corp.
6.88%, 11/15/2028	2,000	2,470
8.75%, 3/15/2032	41,898	60,228

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	9,921	11,087
6.00%, 9/30/2034	1,190	1,282
Telecom Italia SpA (Italy) 5.30%, 5/30/2024(a)	9,240	9,677
Virgin Media Finance plc (United Kingdom) 5.25%, 2/15/2022	8,595	8,853
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029(a)	2,815	2,956
Windstream Services LLC
9.00%, 6/30/2025(a)(b)	9,577	479
8.63%, 10/31/2025(a)(i)	9,328	5,556

		605,770

Electric Utilities — 0.7%
NextEra Energy Operating Partners LP
4.25%, 7/15/2024(a)	6,055	6,251
4.50%, 9/15/2027(a)	1,828	1,938
NRG Energy, Inc.
7.25%, 5/15/2026	3,280	3,529
6.63%, 1/15/2027	15,745	16,769
5.75%, 1/15/2028	7,134	7,761
Texas Competitive Electric Holdings Co. LLC
11.50%, 10/1/2020‡(b)	15,375	23
8.50%, 10/20/2020‡(b)	83,215	33
8.50%, 12/31/2020‡(b)	70,354	7
Vistra Operations Co. LLC
5.50%, 9/1/2026(a)	12,717	13,353
5.63%, 2/15/2027(a)	123	131

		49,795

Electrical Equipment — 0.2%
Sensata Technologies BV
4.88%, 10/15/2023(a)	10,483	10,771
5.00%, 10/1/2025(a)	2,699	2,800

		13,571

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC
5.50%, 12/1/2024	3,001	3,260
5.00%, 9/1/2025	3,423	3,539
4.25%, 4/1/2028	8,432	8,576
MTS Systems Corp. 5.75%, 8/15/2027(a)	8,555	7,700

		23,075

Energy Equipment & Services — 0.9%
Archrock Partners LP 6.88%, 4/1/2027(a)	1,752	1,673
Nabors Industries Ltd. 7.25%, 1/15/2026(a)	4,310	2,457
Noble Holding International Ltd. 6.20%, 8/1/2040	6,316	126
Oceaneering International, Inc. 6.00%, 2/1/2028	2,865	1,920
Precision Drilling Corp. (Canada)
5.25%, 11/15/2024	1,292	664
7.13%, 1/15/2026(a)	8,000	4,000
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025(a)	18,557	8,211
Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164(e)(g)(h)	7,874	2,142
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)	13,029	12,247
Transocean Poseidon Ltd. 6.88%, 2/1/2027(a)	18,068	16,261
Transocean Proteus Ltd. 6.25%, 12/1/2024(a)	4,857	4,615
Transocean, Inc.
7.25%, 11/1/2025(a)	4,323	2,378
7.50%, 1/15/2026(a)	1,325	716
8.00%, 2/1/2027(a)	14,220	7,678

		65,088

Entertainment — 1.1%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025	17,544	4,518
Cinemark USA, Inc.
4.88%, 6/1/2023	8,979	7,936
8.75%, 5/1/2025(a)	3,326	3,467
Live Nation Entertainment, Inc.
5.63%, 3/15/2026(a)	14,496	13,988
6.50%, 5/15/2027(a)	10,433	11,079
4.75%, 10/15/2027(a)	5,315	4,937
Netflix, Inc.
4.88%, 4/15/2028	5,445	5,813
5.88%, 11/15/2028	20,769	23,631
5.38%, 11/15/2029(a)	505	561
4.88%, 6/15/2030(a)	9,317	10,059

		85,989

Equity Real Estate Investment Trusts (REITs) — 1.8%
Brookfield Property REIT, Inc. 5.75%, 5/15/2026(a)	23,145	17,590
ESH Hospitality, Inc.
5.25%, 5/1/2025(a)	9,775	9,506
4.63%, 10/1/2027(a)	12,129	11,477
Iron Mountain, Inc. 5.75%, 8/15/2024	11,478	11,550
MGM Growth Properties Operating Partnership LP 5.75%, 2/1/2027	30,270	31,751
RHP Hotel Properties LP 5.00%, 4/15/2023	5,592	5,188
Ryman Hospitality Properties, Inc. 4.75%, 10/15/2027(a)	11,415	9,688
SBA Communications Corp. 3.88%, 2/15/2027(a)	11,891	12,074
VICI Properties LP
3.50%, 2/15/2025(a)	1,685	1,622
4.25%, 12/1/2026(a)	12,414	12,299
3.75%, 2/15/2027(a)	4,055	3,913
4.63%, 12/1/2029(a)	10,140	10,116
4.13%, 8/15/2030(a)	2,990	2,885

		139,659

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Food & Staples Retailing — 1.3%
Albertsons Cos., Inc.
3.50%, 2/15/2023(a)	1,750	1,759
6.63%, 6/15/2024	2,092	2,163
5.75%, 3/15/2025	20,729	21,303
7.50%, 3/15/2026(a)	15,150	16,911
4.63%, 1/15/2027(a)	3,861	3,919
New Albertsons LP
7.75%, 6/15/2026	2,278	2,437
6.63%, 6/1/2028	3,704	3,797
7.45%, 8/1/2029	6,888	7,164
8.00%, 5/1/2031	16,387	17,370
Rite Aid Corp.
6.13%, 4/1/2023(a)	13,641	12,686
7.50%, 7/1/2025(a)	7,923	7,864
Sysco Corp.
5.65%, 4/1/2025	1,980	2,256
5.95%, 4/1/2030	1,385	1,665

		101,294

Food Products — 0.8%
Dole Food Co., Inc. 7.25%, 6/15/2025(a)	14,076	13,372
Kraft Heinz Foods Co. 4.63%, 1/30/2029	3,000	3,236
Lamb Weston Holdings, Inc.
4.88%, 11/1/2026(a)	15,632	16,179
4.88%, 5/15/2028(a)	3,690	3,864
Post Holdings, Inc.
5.00%, 8/15/2026(a)	22,213	22,769
5.63%, 1/15/2028(a)	505	529
5.50%, 12/15/2029(a)	505	528

		60,477

Gas Utilities — 0.3%
AmeriGas Partners LP
5.50%, 5/20/2025	6,407	6,663
5.88%, 8/20/2026	4,381	4,646
5.75%, 5/20/2027	7,858	8,351

		19,660

Health Care Equipment & Supplies — 0.4%
Hill-Rom Holdings, Inc. 5.00%, 2/15/2025(a)	5,740	5,898
Hologic, Inc. 4.38%, 10/15/2025(a)	12,922	13,209
Teleflex, Inc. 4.88%, 6/1/2026	7,750	7,983

		27,090

Health Care Providers & Services — 6.1%
Acadia Healthcare Co., Inc.
5.63%, 2/15/2023	2,457	2,450
6.50%, 3/1/2024	5,835	5,899
Centene Corp.
4.75%, 1/15/2025	8,681	8,963
5.25%, 4/1/2025(a)	20,291	20,887
4.25%, 12/15/2027	14,361	15,002
4.63%, 12/15/2029	23,574	25,377
3.38%, 2/15/2030	6,395	6,440
Community Health Systems, Inc.
6.25%, 3/31/2023	8,707	8,446
8.63%, 1/15/2024(a)	15,227	15,303
DaVita, Inc.
5.13%, 7/15/2024	15,993	16,319
5.00%, 5/1/2025	6,403	6,571
4.63%, 6/1/2030(a)(j)	9,560	9,536
Encompass Health Corp.
5.75%, 11/1/2024	3,218	3,237
4.50%, 2/1/2028	12,100	12,282
Envision Healthcare Corp. 8.75%, 10/15/2026(a)	8,401	3,696
HCA, Inc.
5.88%, 5/1/2023	21,240	23,093
5.38%, 2/1/2025	51,840	56,904
5.88%, 2/15/2026	21,925	24,544
5.38%, 9/1/2026	25,575	28,324
5.63%, 9/1/2028	8,094	9,278
3.50%, 9/1/2030	25,338	24,954
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022(a)(h)	9,996	8,752
Radiology Partners, Inc. 9.25%, 2/1/2028(a)	7,515	7,261
Team Health Holdings, Inc. 6.38%, 2/1/2025(a)	26,357	14,625
Tenet Healthcare Corp.
4.63%, 7/15/2024	20,270	20,523
4.63%, 9/1/2024(a)	4,542	4,600
7.50%, 4/1/2025(a)	4,574	4,986
5.13%, 5/1/2025	23,981	24,336
4.88%, 1/1/2026(a)	27,331	28,088
6.25%, 2/1/2027(a)	18,252	18,891
5.13%, 11/1/2027(a)	14,021	14,477

		474,044

Health Care Technology — 0.2%
IQVIA, Inc.
5.00%, 10/15/2026(a)	7,733	8,187
5.00%, 5/15/2027(a)	8,589	8,954

		17,141

Hotels, Restaurants & Leisure — 4.8%
Boyd Gaming Corp.
6.38%, 4/1/2026	3,134	3,117
6.00%, 8/15/2026	5,842	5,682
Boyne USA, Inc. 7.25%, 5/1/2025(a)	12,375	13,087
Carnival Corp. 11.50%, 4/1/2023(a)	5,792	6,168
Cedar Fair LP
5.50%, 5/1/2025(a)	6,480	6,577
5.38%, 4/15/2027	743	709
Chukchansi Economic Development Authority 9.75%, 5/30/2020(a)(b)	20,268	8,512
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)	13,202	9,109

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023(a)	17,466	12,139
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)	9,230	9,070
Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024(a)	16,220	13,787
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025(a)	1,962	2,007
5.13%, 5/1/2026	4,278	4,290
5.75%, 5/1/2028(a)	2,943	3,039
4.88%, 1/15/2030	7,285	7,248
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	9,020	8,614
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	2,051	2,036
4.88%, 4/1/2027	8,327	8,264
Hyatt Hotels Corp.
5.38%, 4/23/2025	3,630	3,799
5.75%, 4/23/2030	2,380	2,507
International Game Technology plc 6.50%, 2/15/2025(a)	20,396	21,016
IRB Holding Corp.
7.00%, 6/15/2025(a)	4,200	4,358
6.75%, 2/15/2026(a)	5,770	5,402
Marriott International, Inc.
Series EE, 5.75%, 5/1/2025	2,975	3,212
4.63%, 6/15/2030	4,512	4,618
Marriott Ownership Resorts, Inc.
6.13%, 9/15/2025(a)	7,865	8,150
6.50%, 9/15/2026	17,746	17,612
4.75%, 1/15/2028(a)	428	377
MGM Resorts International
6.00%, 3/15/2023	7,280	7,296
5.75%, 6/15/2025	505	504
4.63%, 9/1/2026	17,218	16,442
5.50%, 4/15/2027	3,000	2,915
Royal Caribbean Cruises Ltd.
10.88%, 6/1/2023(a)	4,794	5,013
11.50%, 6/1/2025(a)	13,871	14,708
Sabre GLBL, Inc. 9.25%, 4/15/2025(a)	4,680	4,973
Six Flags Entertainment Corp.
4.88%, 7/31/2024(a)	5,923	5,568
5.50%, 4/15/2027(a)	11,614	10,801
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025(a)	4,652	4,943
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	8,401	8,905
Station Casinos LLC
5.00%, 10/1/2025(a)	13,135	11,805
4.50%, 2/15/2028(a)	13,855	12,210
Vail Resorts, Inc. 6.25%, 5/15/2025(a)	12,839	13,481
Wyndham Destinations, Inc.
5.40%, 4/1/2024(i)	7,133	6,705
6.35%, 10/1/2025(i)	7,329	6,926
5.75%, 4/1/2027(i)	6,520	5,895
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	15,917	15,430
Wynn Resorts Finance LLC 5.13%, 10/1/2029(a)	10,378	9,966
Yum! Brands, Inc.
7.75%, 4/1/2025(a)	2,975	3,287
4.75%, 1/15/2030(a)	3,448	3,575

		365,854

Household Durables — 0.5%
Newell Brands, Inc.
4.88%, 6/1/2025	1,500	1,556
4.70%, 4/1/2026(i)	7,909	8,188
5.87%, 4/1/2036(i)	4,420	4,619
Tempur Sealy International, Inc.
5.63%, 10/15/2023	11,613	11,613
5.50%, 6/15/2026	14,674	14,711

		40,687

Household Products — 0.8%
Energizer Holdings, Inc.
5.50%, 6/15/2025(a)	6,315	6,464
6.38%, 7/15/2026(a)	11,625	12,322
7.75%, 1/15/2027(a)	6,795	7,407
Spectrum Brands, Inc.
6.13%, 12/15/2024	7,694	7,886
5.75%, 7/15/2025	23,571	24,308
5.00%, 10/1/2029(a)	2,169	2,117

		60,504

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp. 5.25%, 6/1/2026(a)	15,273	15,815
Clearway Energy Operating LLC
5.75%, 10/15/2025	3,850	4,098
5.00%, 9/15/2026	7,263	7,427

		27,340

Internet & Direct Marketing Retail — 0.4%
Expedia Group, Inc.
6.25%, 5/1/2025(a)	4,871	5,196
7.00%, 5/1/2025(a)	3,772	4,029
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026(a)	19,715	17,874

		27,099

IT Services — 0.2%
Cogent Communications Group, Inc. 5.38%, 3/1/2022(a)	2,845	2,922
Exela Intermediate LLC 10.00%, 7/15/2023(a)	28,990	4,929
Presidio Holdings, Inc. 4.88%, 2/1/2027(a)	4,820	4,784
Science Applications International Corp. 4.88%, 4/1/2028(a)	2,550	2,604

		15,239

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Leisure Products — 0.6%
Mattel, Inc.
6.75%, 12/31/2025(a)	37,200	38,781
5.88%, 12/15/2027(a)	6,105	6,212
Vista Outdoor, Inc. 5.88%, 10/1/2023	3,380	3,194

		48,187

Machinery — 0.4%
Hillman Group, Inc. (The) 6.38%, 7/15/2022(a)	6,035	5,436
SPX FLOW, Inc.
5.63%, 8/15/2024(a)	4,137	4,178
5.88%, 8/15/2026(a)	6,474	6,517
Stevens Holding Co., Inc. 6.13%, 10/1/2026(a)	1,435	1,479
Terex Corp. 5.63%, 2/1/2025(a)	11,665	10,847

		28,457

Media — 6.7%
Altice Financing SA (Luxembourg) 7.50%, 5/15/2026(a)	23,230	24,458
Clear Channel Worldwide Holdings, Inc.
9.25%, 2/15/2024	57,195	52,025
5.13%, 8/15/2027(a)	13,768	13,768
CSC Holdings LLC
5.38%, 7/15/2023(a)	4,500	4,568
7.75%, 7/15/2025(a)	2,545	2,653
6.63%, 10/15/2025(a)	13,040	13,631
5.50%, 4/15/2027(a)	29,730	31,440
5.38%, 2/1/2028(a)	7,670	8,154
Diamond Sports Group LLC
5.38%, 8/15/2026(a)	9,206	7,318
6.63%, 8/15/2027(a)	5,168	3,110
DISH DBS Corp.
6.75%, 6/1/2021	20,674	21,087
5.00%, 3/15/2023	25,193	25,091
5.88%, 11/15/2024	25,488	25,164
7.75%, 7/1/2026	34,967	36,278
Entercom Media Corp.
7.25%, 11/1/2024(a)	14,670	11,809
6.50%, 5/1/2027(a)	7,153	6,295
GCI LLC 6.88%, 4/15/2025	9,330	9,692
Gray Television, Inc.
5.13%, 10/15/2024(a)	7,380	7,472
5.88%, 7/15/2026(a)	8,360	8,632
7.00%, 5/15/2027(a)	11,622	12,276
iHeartCommunications, Inc.
6.38%, 5/1/2026	4,656	4,866
8.38%, 5/1/2027	25,272	23,628
5.25%, 8/15/2027(a)	7,110	6,966
Lamar Media Corp. 4.88%, 1/15/2029(a)	3,265	3,355
Liberty Interactive LLC 8.25%, 2/1/2030	4,134	3,825
Meredith Corp. 6.88%, 2/1/2026	8,899	8,243
Midcontinent Communications 5.38%, 8/15/2027(a)	4,561	4,652
National CineMedia LLC 5.88%, 4/15/2028(a)	5,420	4,336
Nexstar Broadcasting, Inc.
5.63%, 8/1/2024(a)	6,040	6,161
5.63%, 7/15/2027(a)	14,688	15,055
Outfront Media Capital LLC 5.00%, 8/15/2027(a)	6,183	6,019
Sinclair Television Group, Inc. 5.63%, 8/1/2024(a)	15,403	15,249
Sirius XM Radio, Inc.
3.88%, 8/1/2022(a)	6,727	6,744
4.63%, 5/15/2023(a)	9,744	9,767
4.63%, 7/15/2024(a)	1,324	1,356
5.38%, 4/15/2025(a)	13,824	14,185
5.38%, 7/15/2026(a)	10,692	11,086
5.00%, 8/1/2027(a)	9,593	10,025
UPC Holding BV (Netherlands) 5.50%, 1/15/2028(a)	2,635	2,544
ViacomCBS, Inc.
(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057(f)	9,929	9,460
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(f)	7,730	7,809
Videotron Ltd. (Canada)
5.38%, 6/15/2024(a)	7,067	7,491
5.13%, 4/15/2027(a)	11,159	11,731

		519,474

Metals & Mining — 1.3%
Alcoa Nederland Holding BV
6.75%, 9/30/2024(a)	9,152	9,289
7.00%, 9/30/2026(a)	5	5
Allegheny Technologies, Inc. 5.88%, 12/1/2027	5,169	4,174
Arconic Corp.
6.00%, 5/15/2025(a)	7,637	7,913
6.13%, 2/15/2028(a)	5,295	5,149
Commercial Metals Co.
4.88%, 5/15/2023	5,918	5,984
5.38%, 7/15/2027	4,415	4,439
Constellium SE
5.75%, 5/15/2024(a)	855	859
5.88%, 2/15/2026(a)	3,490	3,524
Freeport-McMoRan, Inc.
3.55%, 3/1/2022	1,630	1,646
3.88%, 3/15/2023	9,290	9,364
4.55%, 11/14/2024	6,215	6,324
4.13%, 3/1/2028	10,380	10,096
5.40%, 11/14/2034	4,153	4,111
Novelis Corp.
5.88%, 9/30/2026(a)	7,125	7,297
4.75%, 1/30/2030(a)	7,520	7,145
United States Steel Corp.
12.00%, 6/1/2025(a)	7,239	7,221
6.25%, 3/15/2026	5,356	3,414

		97,954

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Multiline Retail — 0.3%
Macy’s, Inc. 8.38%, 6/15/2025(a)	7,745	7,851
Neiman Marcus Group Ltd. LLC
14.00% (cash), 4/25/2024(a)(b)(h)	19,826	4,561
8.00%, 10/25/2024(a)(b)	53,459	1,336
8.75%, 10/25/2024(a)(b)	2,852	71
Nordstrom, Inc. 8.75%, 5/15/2025(a)	5,945	6,384

		20,203

Oil, Gas & Consumable Fuels — 5.0%
Antero Midstream Partners LP
5.38%, 9/15/2024	5,800	4,843
5.75%, 1/15/2028(a)	4,854	3,795
Antero Resources Corp.
5.38%, 11/1/2021	3,484	3,120
5.13%, 12/1/2022	5,151	3,606
5.63%, 6/1/2023	1,819	1,055
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027(a)	11,660	5,888
Blue Racer Midstream LLC 6.13%, 11/15/2022(a)	20,559	20,065
Buckeye Partners LP
4.13%, 3/1/2025(a)	6,730	6,604
3.95%, 12/1/2026	10	10
4.13%, 12/1/2027	2,565	2,475
4.50%, 3/1/2028(a)	6,730	6,511
Callon Petroleum Co. 6.25%, 4/15/2023	12,343	4,011
Cheniere Energy Partners LP
5.25%, 10/1/2025	6,240	6,302
5.63%, 10/1/2026	6,500	6,616
Chesapeake Energy Corp. 11.50%, 1/1/2025(a)	9,334	630
Comstock Resources, Inc. 7.50%, 5/15/2025(a)	13,010	11,481
Crestwood Midstream Partners LP
6.25%, 4/1/2023(i)	3,385	3,224
5.75%, 4/1/2025	13,529	12,582
5.63%, 5/1/2027(a)	3,670	3,193
DCP Midstream Operating LP
3.88%, 3/15/2023	10,500	9,922
6.75%, 9/15/2037(a)	6,546	5,368
Delek Logistics Partners LP 6.75%, 5/15/2025	13,634	13,157
Denbury Resources, Inc. 9.00%, 5/15/2021(a)	4,669	2,008
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022(e)(f)(g)	14,202	3,977
4.40%, 4/1/2024	6,212	4,985
4.15%, 6/1/2025	7,808	6,285
4.85%, 7/15/2026	3,700	2,979
EP Energy LLC
9.38%, 5/1/2024(a)(b)	6,216	6
8.00%, 11/29/2024(a)(b)	7,738	77
8.00%, 2/15/2025(a)(b)	15,015	15
7.75%, 5/15/2026(a)(b)	26,909	3,499
Genesis Energy LP
6.00%, 5/15/2023	7,230	6,814
6.25%, 5/15/2026	7,665	6,828
7.75%, 2/1/2028	6,709	6,272
Global Partners LP
7.00%, 6/15/2023	7,830	7,419
7.00%, 8/1/2027	240	209
Gulfport Energy Corp.
6.00%, 10/15/2024	10,250	5,996
6.38%, 5/15/2025	1,796	898
6.38%, 1/15/2026	8,845	4,423
Hilcorp Energy I LP
5.00%, 12/1/2024(a)	8,040	7,075
5.75%, 10/1/2025(a)	1,750	1,575
6.25%, 11/1/2028(a)	9,002	7,697
Holly Energy Partners LP 5.00%, 2/1/2028(a)	5,425	5,344
Martin Midstream Partners LP 7.25%, 2/15/2021	19,057	11,152
MEG Energy Corp. (Canada)
7.00%, 3/31/2024(a)	1,567	1,508
6.50%, 1/15/2025(a)	3,014	2,970
7.13%, 2/1/2027(a)	8,586	7,819
NuStar Logistics LP
6.00%, 6/1/2026	5,434	5,217
5.63%, 4/28/2027	7,869	7,456
Oasis Petroleum, Inc.
6.88%, 3/15/2022	6,481	1,229
6.88%, 1/15/2023	250	42
6.25%, 5/1/2026(a)	17,263	2,848
Occidental Petroleum Corp. 2.70%, 8/15/2022	1,680	1,537
Parsley Energy LLC 5.63%, 10/15/2027(a)	4,149	4,066
PBF Holding Co. LLC
9.25%, 5/15/2025(a)	2,871	3,108
6.00%, 2/15/2028(a)	5,790	4,864
PBF Logistics LP 6.88%, 5/15/2023	6,058	5,770
Peabody Energy Corp. 6.00%, 3/31/2022(a)	5,828	3,963
QEP Resources, Inc.
5.25%, 5/1/2023	4,482	2,387
5.63%, 3/1/2026	6,000	3,202
Range Resources Corp. 9.25%, 2/1/2026(a)	12,430	11,618
SM Energy Co. 6.63%, 1/15/2027	7,195	3,687
Summit Midstream Holdings LLC
5.50%, 8/15/2022	4,249	2,040
5.75%, 4/15/2025	12,188	5,212
Tallgrass Energy Partners LP 5.50%, 9/15/2024(a)	10,615	10,137

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Targa Resources Partners LP
5.25%, 5/1/2023	16,252	16,333
5.13%, 2/1/2025	3,722	3,707
5.88%, 4/15/2026	18,214	18,532
6.50%, 7/15/2027	570	600
5.00%, 1/15/2028	8,650	8,412
TerraForm Power Operating LLC 5.00%, 1/31/2028(a)	8,579	9,137
W&T Offshore, Inc. 9.75%, 11/1/2023(a)	13,500	7,628
Whiting Petroleum Corp.
5.75%, 3/15/2021(b)	6,496	763
6.25%, 4/1/2023(b)	3,730	417
6.63%, 1/15/2026(b)	5,622	647

		386,847

Personal Products — 0.2%
Edgewell Personal Care Co. 5.50%, 6/1/2028(a)	7,460	7,731
Prestige Brands, Inc. 5.13%, 1/15/2028(a)	3,415	3,466
Revlon Consumer Products Corp. 6.25%, 8/1/2024	7,243	1,159

		12,356

Pharmaceuticals — 3.1%
Advanz Pharma Corp. Ltd. (Canada) 8.00%, 9/6/2024	6,492	5,908
Bausch Health Americas, Inc. 9.25%, 4/1/2026(a)	27,605	30,652
Bausch Health Cos., Inc.
6.50%, 3/15/2022(a)	4,259	4,333
5.50%, 3/1/2023(a)	514	516
7.00%, 3/15/2024(a)	8,001	8,279
6.13%, 4/15/2025(a)	20,684	20,990
5.50%, 11/1/2025(a)	50,990	52,673
9.00%, 12/15/2025(a)	40,862	44,692
7.00%, 1/15/2028(a)	8,548	8,981
5.00%, 1/30/2028(a)	6,116	5,909
7.25%, 5/30/2029(a)	7,021	7,569
5.25%, 1/30/2030(a)	3,000	2,948
Catalent Pharma Solutions, Inc.
4.88%, 1/15/2026(a)	10,001	10,226
5.00%, 7/15/2027(a)	6,552	6,716
Endo Dac
6.00%, 7/15/2023(a)	14,796	11,523
5.88%, 10/15/2024(a)	5,503	5,365
6.00%, 2/1/2025(a)(i)	8,650	6,358
Mallinckrodt International Finance SA 5.50%, 4/15/2025(a)	9,330	1,866
Par Pharmaceutical, Inc. 7.50%, 4/1/2027(a)	4,067	4,143

		239,647

Professional Services — 0.1%
Jaguar Holding Co. II
4.63%, 6/15/2025(a)	3,249	3,355
5.00%, 6/15/2028(a)	3,255	3,377

		6,732

Real Estate Management & Development — 0.0%(k)
Highland Ranch 6.70%, 9/1/2020‡	3,533	3,533

Road & Rail — 0.7%
Avis Budget Car Rental LLC
6.38%, 4/1/2024(a)	975	807
5.25%, 3/15/2025(a)	20,641	16,410
10.50%, 5/15/2025(a)	14,345	15,959
5.75%, 7/15/2027(a)	9,120	6,977
Hertz Corp. (The)
7.63%, 6/1/2022(a)	3,043	1,316
5.50%, 10/15/2024(a)	9,358	1,684
7.13%, 8/1/2026(a)	22,954	3,902
6.00%, 1/15/2028(a)	19,758	3,317

		50,372

Semiconductors & Semiconductor Equipment — 0.7%
Entegris, Inc. 4.38%, 4/15/2028(a)	11,000	11,242
Microchip Technology, Inc. 4.25%, 9/1/2025(a)	7,374	7,424
Qorvo, Inc. 5.50%, 7/15/2026	17,097	17,910
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026(a)	13,322	14,021

		50,597

Software — 0.8%
ACI Worldwide, Inc. 5.75%, 8/15/2026(a)	6,540	6,753
CDK Global, Inc. 5.25%, 5/15/2029(a)	18,773	19,149
Nuance Communications, Inc. 5.63%, 12/15/2026	13,096	13,885
SS&C Technologies, Inc. 5.50%, 9/30/2027(a)	17,560	18,443

		58,230

Specialty Retail — 1.0%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028(a)	1,815	1,720
Gap, Inc. (The) 8.38%, 5/15/2023(a)	12,785	13,584
L Brands, Inc.
6.88%, 11/1/2035	2,178	1,808
6.75%, 7/1/2036	2,538	2,115
PetSmart, Inc.
7.13%, 3/15/2023(a)	15,460	14,996
5.88%, 6/1/2025(a)	16,335	16,335
Staples, Inc.
7.50%, 4/15/2026(a)	16,070	14,038
10.75%, 4/15/2027(a)	16,479	11,212

		75,808

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC
7.13%, 6/15/2024(a)	8,871	9,209
5.85%, 7/15/2025(a)	1,122	1,256
6.10%, 7/15/2027(a)	2,245	2,522
6.20%, 7/15/2030(a)	2,245	2,556

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
NCR Corp.
8.13%, 4/15/2025(a)	4,426	4,763
5.75%, 9/1/2027(a)	14,144	14,038
6.13%, 9/1/2029(a)	8,985	8,963

		43,307

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc. 4.88%, 5/15/2026(a)	5,545	5,614

Thrifts & Mortgage Finance — 0.7%
Ladder Capital Finance Holdings LLLP REIT, 5.25%, 3/15/2022(a)	3,696	3,456
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023(a)	17,435	17,784
9.13%, 7/15/2026(a)	9,636	9,877
Quicken Loans LLC
5.75%, 5/1/2025(a)	10,293	10,499
5.25%, 1/15/2028(a)	11,905	12,014

		53,630

Trading Companies & Distributors — 1.8%
Ahern Rentals, Inc. 7.38%, 5/15/2023(a)	21,211	9,227
H&E Equipment Services, Inc. 5.63%, 9/1/2025	8,530	8,336
Herc Holdings, Inc. 5.50%, 7/15/2027(a)	14,646	14,262
United Rentals North America, Inc.
4.63%, 10/15/2025	11,930	12,131
5.88%, 9/15/2026	18,704	19,639
6.50%, 12/15/2026	22,999	24,580
3.88%, 11/15/2027	1,000	1,003
4.88%, 1/15/2028	5,825	6,001
5.25%, 1/15/2030	7,520	7,840
WESCO Distribution, Inc.
5.38%, 6/15/2024	7,514	7,354
7.13%, 6/15/2025(a)(j)	12,480	12,480
7.25%, 6/15/2028(a)(j)	12,480	12,386

		135,239

Wireless Telecommunication Services — 3.9%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	7,784	8,122
Sprint Communications, Inc. 9.25%, 4/15/2022	4,305	4,736
Sprint Corp.
7.25%, 9/15/2021	3,388	3,555
7.88%, 9/15/2023	26,703	30,308
7.13%, 6/15/2024	36,838	41,767
7.63%, 2/15/2025	43,942	51,247
7.63%, 3/1/2026	49,392	59,023
T-Mobile USA, Inc.
6.50%, 1/15/2024	3,097	3,166
6.00%, 4/15/2024	14,318	14,558
6.38%, 3/1/2025	2,548	2,628
3.50%, 4/15/2025(a)	7,100	7,603
5.13%, 4/15/2025	5,475	5,585
6.50%, 1/15/2026	13,445	14,189
4.50%, 2/1/2026	23,267	23,915
3.75%, 4/15/2027(a)	7,245	7,833
4.75%, 2/1/2028	16,127	17,135
3.88%, 4/15/2030(a)	2,245	2,434
United States Cellular Corp. 6.70%, 12/15/2033	1,350	1,454

		299,258

TOTAL CORPORATE BONDS (Cost $5,944,354)		5,576,715

LOAN ASSIGNMENTS — 5.7%(l)
Auto Components — 0.1%
Adient US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.20%, 5/6/2024(f)	3,906	3,688
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024(f)	2,727	2,600

		6,288

Automobiles — 0.2%
Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 3.48%, 8/14/2024(f)	21,061	18,807

Communications Equipment — 0.1%
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.43%, 12/15/2024(f)	8,845	8,217

Containers & Packaging — 0.2%
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.56%, 4/3/2024(f)	2,982	2,712
Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.92%, 2/5/2023(f)	8,908	8,620
Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.70%, 1/30/2021(f)	7,106	5,738

		17,070

Diversified Telecommunication Services — 0.4%
Altice France SA, 1st Lien Term loan B-13 (France) (ICE LIBOR USD 1 Month + 4.00%), 4.18%, 8/14/2026(f)	7,159	6,866
Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.42%, 3/15/2027(f)	6,822	6,537

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024(f)	7,826	7,751
Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.69%, 2/19/2026(f)	11,772	10,378
Windstream Corp., 1st Lien Term Loan B (1-MONTH PRIME + 5.00%), 8.25%, 3/29/2021(f)	3,818	2,210

		33,742

Electrical Equipment — 0.1%
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.33%, 3/2/2027(f)	4,455	4,266

Electronic Equipment, Instruments & Components — 0.1%
II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.67%, 9/24/2026(f)	5,488	5,277

Entertainment — 0.0%(k)
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 3/4/2025(f)(m)	1,305	1,240

Food & Staples Retailing — 0.4%
Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 8.43%, 4/1/2024‡(f)	12,440	12,440
Moran Foods LLC, 1st Lien Term Loan B2 (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 4/1/2025‡(f)	8,894	6,967
United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.42%, 10/22/2025(f)	9,988	9,363

		28,770

Food Products — 0.1%
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024(f)	9,160	8,944

Health Care Providers & Services — 0.6%
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.20%, 6/7/2023(f)	31,515	30,209
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.19%, 6/26/2026(f)	14,074	13,386

		43,595

Hotels, Restaurants & Leisure — 0.5%
Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.45%, 12/1/2023(f)	3,473	2,563
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 3.46%, 10/4/2023(f)(m)	28,527	24,439
UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026(f)	11,319	10,833

		37,835

IT Services — 0.2%
Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.38%, 7/12/2023(f)	6,761	1,555
Zayo Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.17%, 3/9/2027(f)	10,395	9,986

		11,541

Leisure Products — 0.1%
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.00%, 5/16/2022‡(f)	4,920	4,919
FGI Operating Co. LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 4.25%, 12/31/2100(b)(f)	20,056	—	(c)
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.67%, 12/22/2025(f)	1,486	1,112
Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 2/14/2025(f)	4,721	4,371

		10,402

Machinery — 0.1%
Navistar International, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.68%, 11/6/2024(f)	11,323	10,870

Media — 0.5%
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.17%, 5/1/2026(f)	13,865	12,930
Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 3.26%, 1/31/2025(f)	7,638	7,361

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Principal Amount ($000)		Value ($000)
Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.12%, 9/18/2026(f)	8,646		8,316
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 7.45%, 9/25/2026(f)	8,313		7,324

			35,931

Multiline Retail — 0.2%
Neiman Marcus Group Ltd. 0.00%, 12/30/2023‡(d)(m)	9,527		9,574
Neiman Marcus Group Ltd. LLC, 1st Lien DIP Term Loan (ICE LIBOR USD 3 Month + 1.12%), 5.70%, 5/11/2050‡(f)(m)	2,668		2,682
Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 10.75%, 10/25/2023(f)	8,362		1,672

			13,928

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 12/31/2022(f)	35,079		8,906
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 6.42%, 8/25/2023(f)	9,898		5,675
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 3 Month + 4.00%), 5.45%, 4/12/2024(f)(m)	—	(c)	—	(c)

			14,581

Personal Products — 0.0%(k)
Revlon Consumer Products Corp., Term Loan B (ICE LIBOR USD 2 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 4.25%, 9/7/2023(f)	7,950		2,115

Pharmaceuticals — 0.5%
Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 3 Month + 5.50%), 6.57%, 9/6/2024(f)	12,570		11,133
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.17%, 6/2/2025(f)	31,077		30,422

			41,555

Software — 0.2%
Cornerstone On Demand, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.35%, 4/22/2027(f)	6,875		6,772
Greeneden US Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.42%, 12/1/2023(f)	4,854		4,701
Informatica LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.42%, 2/25/2027(f)	2,916		2,775

			14,248

Specialty Retail — 0.7%
Claire’s Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.42%, 12/18/2026(f)(n)	13,441		10,215
PetSmart, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 3/11/2022(f)	26,501		26,009
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 5.69%, 4/16/2026(f)	10,892		9,619

			45,843

Technology Hardware, Storage & Peripherals — 0.0%(k)
Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.75%, 9/19/2025(f)	1,436		1,408

Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.17%, 4/1/2027(f)	17,520		17,516

TOTAL LOAN ASSIGNMENTS (Cost $497,843)			433,989

	Shares (000)
COMMON STOCKS — 0.5%
Aerospace & Defense — 0.0%(k)
Remington Outdoor Co., Inc.*‡	399		474

Communications Equipment — 0.0%(k)
Goodman Networks, Inc.*‡	300		—	(c)

Diversified Financial Services — 0.0%(k)
ACC Claims Holdings LLC*‡	7,076		71
Adelphia Recovery Trust*‡	9,055		—	(c)

			71

Energy Equipment & Services — 0.0%(k)
Telford Offshore Holdings Ltd. (Cayman Islands)*‡	368		138

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
Food & Staples Retailing — 0.0%(k)
Moran Foods Backstop Equity*‡	616	616

Independent Power and Renewable Electricity Producers — 0.2%
Vistra Energy Corp.	550	11,241

Media — 0.0%(k)
Clear Channel Outdoor Holdings, Inc.*	2,312	2,232
iHeartMedia, Inc., Class A*	78	679

		2,911

Oil, Gas & Consumable Fuels — 0.0%(k)
Penn Virginia Corp.*	39	345
Ultra Petroleum Corp.*	195	2

		347

Pharmaceuticals — 0.0%(k)
Advanz Pharma Corp. Ltd. (Canada)*	1,032	3,569

		3,569

Software — 0.2%
Avaya Holdings Corp.*	632	9,231

Specialty Retail — 0.1%
Claire’s Stores, Inc.*‡	17	9,187

TOTAL COMMON STOCKS (Cost $64,968)		37,785

PREFERRED STOCKS — 0.5%
Automobiles — 0.0%(k)
General Motors Co.
7.25%, 4/15/2041‡	246	—	(c)
7.38%, 5/15/2048‡	404	—	(c)
0.68%, 6/1/2049‡	50	—	(c)
7.38%, 10/1/2051‡	47	—	(c)
7.25%, 2/15/2052‡	548	—	(c)
Motors Liquidation Co. 7.25%, 7/15/2041‡	284	—	(c)

		—	(c)

Banks — 0.1%
GMAC Capital Trust I Series 2, (ICE LIBOR USD 3 Month + 5.79%), 6.18%, 2/15/2040 ($25 par value)(f)	260	5,873

Communications Equipment — 0.0%(k)
Goodman Networks, Inc. (Preference) *‡	358	4

Internet & Direct Marketing Retail — 0.1%
MYT Holding Co. 10.00%, 6/7/2029(a)	15,892	8,582

Specialty Retail — 0.3%
Claire’s Stores, Inc. *‡	12	20,468

TOTAL PREFERRED STOCKS (Cost $26,232)		34,927

	Principal Amount ($000)
CONVERTIBLE BONDS — 0.3%
Media — 0.3%
DISH Network Corp. 3.38%, 8/15/2026	18,645	16,429
Liberty Interactive LLC
4.00%, 11/15/2029	2,570	1,715
3.75%, 2/15/2030	4,448	2,958

		21,102

Oil, Gas & Consumable Fuels — 0.0%(k)
Whiting Petroleum Corp.
1.25%, 4/1/2020(b)	2,580	329

TOTAL CONVERTIBLE BONDS (Cost $22,536)		21,431

	No. of Warrants (000)
WARRANTS — 0.1%
Oil, Gas & Consumable Fuels — 0.0%(k)
Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD (Canada)*	818	29

Wireless Telecommunication Services — 0.1%
iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD*‡	586	4,688

TOTAL WARRANTS (Cost $10,491)		4,717

	No. of Rights (000)
RIGHTS — 0.0%(k)
Independent Power and Renewable Electricity Producers — 0.0%(k)
Vistra Energy Corp., expiring 12/31/2049*‡ (Cost $—)	2,797	3,007

	Shares
CONVERTIBLE PREFERRED STOCKS — 0.0%(k)
Automobiles — 0.0%(k)
General Motors Co.
5.25%, 3/6/2032‡	973	—	(c)
1.50%, 7/15/2033‡	953	—	(c)

		—	(c)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $—)		—	(c)

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Investments	Shares (000)	Value ($000)
SHORT-TERM INVESTMENTS — 20.0%
INVESTMENT COMPANIES — 20.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.09%(o)(p) (Cost $1,522,380)	1,522,380	1,522,380

TOTAL SHORT-TERM INVESTMENTS (Cost $1,522,380)		1,522,380

Total Investments — 100.3% (Cost $8,088,804)		7,634,951
Liabilities in Excess of Other Assets — (0.3)%		(19,603)

Net Assets — 100.0%		7,615,348

Percentages indicated are based on net assets.

Abbreviations
DIP	Debtor-in-Possession
GMAC	General Motors Acceptance Corp.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Amount rounds to less than one thousand.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2020.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2020.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2020.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2020.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Amount rounds to less than 0.1% of net assets.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of May 31, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of May 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Centrally Cleared Credit default swap contracts outstanding — sell protection(a) as of May 31, 2020 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.34-V3	5.00	Quarterly	6/20/2025	5.48	USD 50,000	(3,787)	3,298	(489)

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
(a)	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(b)	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at May 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$474		$474
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	71		71
Energy Equipment & Services	—	—	138		138
Food & Staples Retailing	—	—	616		616
Independent Power and Renewable Electricity Producers	11,241	—	—		11,241
Media	2,911	—	—		2,911
Oil, Gas & Consumable Fuels	347	—	—		347
Pharmaceuticals	3,569	—	—		3,569
Software	9,231	—	—		9,231
Specialty Retail	—	—	9,187		9,187

Total Common Stocks	27,299	—	10,486		37,785

Convertible Bonds	—	21,431	—		21,431
Convertible Preferred Stocks	—	—	—	(a)	—	(a)
Corporate Bonds
Aerospace & Defense	—	68,164	—		68,164
Air Freight & Logistics	—	30,871	—		30,871
Auto Components	—	154,969	—		154,969
Automobiles	—	29,138	—	(a)	29,138
Banks	—	93,647	—		93,647
Building Products	—	79,816	—		79,816
Capital Markets	—	21,136	—		21,136
Chemicals	—	133,547	—		133,547
Commercial Services & Supplies	—	92,553	—		92,553
Communications Equipment	—	81,725	—		81,725
Construction & Engineering	—	13,413	—		13,413
Construction Materials	—	11,561	—		11,561
Consumer Finance	—	168,571	—		168,571
Containers & Packaging	—	152,666	—		152,666
Distributors	—	25,359	—		25,359
Diversified Consumer Services	—	12,199	—		12,199
Diversified Financial Services	—	52,559	—		52,559
Diversified Telecommunication Services	—	605,770	—		605,770
Electric Utilities	—	49,732	63		49,795
Electrical Equipment	—	13,571	—		13,571
Electronic Equipment, Instruments & Components	—	23,075	—		23,075
Energy Equipment & Services	—	65,088	—		65,088
Entertainment	—	85,989	—		85,989
Equity Real Estate Investment Trusts (REITs)	—	139,659	—		139,659
Food & Staples Retailing	—	101,294	—		101,294
Food Products	—	60,477	—		60,477
Gas Utilities	—	19,660	—		19,660
Health Care Equipment & Supplies	—	27,090	—		27,090
Health Care Providers & Services	—	474,044	—		474,044
Health Care Technology	—	17,141	—		17,141
Hotels, Restaurants & Leisure	—	365,854	—		365,854
Household Durables	—	40,687	—		40,687
Household Products	—	60,504	—		60,504
Independent Power and Renewable Electricity Producers	—	27,340	—		27,340
Internet & Direct Marketing Retail	—	27,099	—		27,099
IT Services	—	15,239	—		15,239
Leisure Products	—	48,187	—		48,187
Machinery	—	28,457	—		28,457
Media	—	519,474	—		519,474
Metals & Mining	—	97,954	—		97,954
Multiline Retail	—	20,203	—		20,203
Oil, Gas & Consumable Fuels	—	386,847	—		386,847
Personal Products	—	12,356	—		12,356
Pharmaceuticals	—	239,647	—		239,647
Professional Services	—	6,732	—		6,732
Real Estate Management & Development	—	—	3,533		3,533
Road & Rail	—	50,372	—		50,372
Semiconductors & Semiconductor Equipment	—	50,597	—		50,597
Software	—	58,230	—		58,230
Specialty Retail	—	75,808	—		75,808
Technology Hardware, Storage & Peripherals	—	43,307	—		43,307
Textiles, Apparel & Luxury Goods	—	5,614	—		5,614
Thrifts & Mortgage Finance	—	53,630	—		53,630
Trading Companies & Distributors	—	135,239	—		135,239
Wireless Telecommunication Services	—	299,258	—		299,258

Total Corporate Bonds	—	5,573,119	3,596		5,576,715

Loan Assignments
Auto Components	—	6,288	—		6,288
Automobiles	—	18,807	—		18,807
Communications Equipment	—	8,217	—		8,217
Containers & Packaging	—	17,070	—		17,070
Diversified Telecommunication Services	—	33,742	—		33,742
Electrical Equipment	—	4,266	—		4,266
Electronic Equipment, Instruments & Components	—	5,277	—		5,277
Entertainment	—	1,240	—		1,240
Food & Staples Retailing	—	9,363	19,407		28,770
Food Products	—	8,944	—		8,944
Health Care Providers & Services	—	43,595	—		43,595
Hotels, Restaurants & Leisure	—	37,835	—		37,835
IT Services	—	11,541	—		11,541
Leisure Products	—	5,483	4,919		10,402
Machinery	—	10,870	—		10,870
Media	—	35,931	—		35,931
Multiline Retail	—	1,672	12,256		13,928
Oil, Gas & Consumable Fuels	—	14,581	—		14,581
Personal Products	—	2,115	—		2,115
Pharmaceuticals	—	41,555	—		41,555
Software	—	14,248	—		14,248
Specialty Retail	—	45,843	—		45,843
Technology Hardware, Storage & Peripherals	—	1,408	—		1,408
Wireless Telecommunication Services	—	17,516	—		17,516

Total Loan Assignments	—	397,407	36,582		433,989

Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Banks	5,873	—	—		5,873
Communications Equipment	—	—	4		4
Internet & Direct Marketing Retail	—	8,582	—		8,582
Specialty Retail	—	—	20,468		20,468

Total Preferred Stocks	5,873	8,582	20,472		34,927

Rights	—	—	3,007		3,007
Warrants
Oil, Gas & Consumable Fuels	—	29	—		29
Wireless Telecommunication Services	—	—	4,688		4,688

Total Warrants	—	29	4,688		4,717

Short-Term Investments
Investment Companies	1,522,380	—	—		1,522,380

Total Investments in Securities	$1,555,552	$6,000,568	$78,831		$7,634,951

Appreciation in Other Financial Instruments Swaps	$—	$3,298	$—		$3,298

(a)	Amount rounds to less than one thousand.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 29, 2020		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2020
Investments in Securities:
Common Stocks-Aerospace & Defense	$279		$—		$195	$—	$—	$—	$—	$—	$474
Common Stocks-Communications Equipment	—	(a)	—		—	—	—	—	—	—	—	(a)
Common Stocks-Diversified Financial Services	71		—		62	—	—	(62)	—	—	71
Common Stocks-Energy Equipment & Services	138		—		—	—	—	—	—	—	138
Common Stocks-Food & Staples Retailing	—		—		296	—	320	—	—	—	616
Common Stocks-Oil, Gas & Consumable Fuels	624		—		—	—	—	—	—	(624)	—
Common Stocks-Pharmaceuticals	408		—		—	—	—	—	—	(408)	—
Common Stocks-Specialty Retail	10,022		—		(835)	—	—	—	—	—	9,187
Convertible Preferred Stocks-Automobiles	—	(a)	—		—	—	—	—	—	—	—	(a)
Corporate Bonds-Automobiles	—	(a)	—		—	—	—	—	—	—	—	(a)
Corporate Bonds-Electric Utilities	79		—		(16)	—	—	—	—	—	63
Corporate Bonds-Real Estate Management & Development	4,761		—		(4)	3	—	(1,227)	—	—	3,533
Corporate Bonds-Wireless Telecommunication Services	14,155		628		(1,594)	2	—	(13,191)	—	—	—
Loan Assignments-Food & Staples Retailing	10,000		194		4,511	227	16,623	(12,148)	—	—	19,407
Loan Assignments-Leisure Products	4,918		—	(a)	— (a)	—	1	—	—	— (a)	4,919
Loan Assignments-Multiline Retail	—		—		80	—	12,176	—	—	—	12,256
Preferred Stocks-Automobiles	—	(a)	—		—	—	—	—	—	—	—	(a)
Preferred Stocks-Communications Equipment	4		—		—	—	—	—	—	—	4
Preferred Stocks-Specialty Retail	19,778		—		690	—	—	—	—	—	20,468
Rights-Independent Power and Renewable Electricity Producers	2,992		—		15	—	—	—	—	—	3,007
Warrants-Wireless Telecommunication Services	8,205		—		(3,517)	—	—	—	—	—	4,688

Total	$76,434		$822		$(117)	$232	$29,120	$(26,628)	$—	$(1,032)	$78,831

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $1,669,000.

There were no significant transfers into or out of level 3 for the period ended May 31, 2020.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at May 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$687		Terms of Exchange Offer / Restructuring	Expected Recovery	$0.01 ($0.01)
	—	(b)(c)	Market Comparable Companies	EBITDA Multiple (d)	5.0x (5.0x)
	—	(c)	Pending Distribution Amount	Discount for potential outcome (e)	100.00% (100.00%)

Common Stock	687

	4		Market Comparable Companies	EBITDA Multiple (d)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)
	—	(b)(c)	Pending Distribution Amount	Discount for potential outcome (e)	100.00% (100.00%)

Preferred Stock	4

	—	(c)	Pending Distribution Amount	Discount for potential outcome (e)	100.00% (100.00%)

Corporate Bond	—	(c)

	14,589		Terms of Exchange Offer	Expected Recovery	100.00% (100.00%)
	6,967		Market Comparable Companies	EBITDA Multiple (d)	6.0x (6.0x)

Loan Assignments	$21,556

Total	$22,247

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At May 31, 2020, the value of these investments was approximately $56,584,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

(b)	Securities senior in the issuing entity capital structure result in this security being valued at zero.

(c)	Amount rounds to less than one thousand.

(d)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

For the period ended May 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2020	Shares at May 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares(a)	$411,025	$—	$410,798	$(183)	$(44)	$—	—	$269	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	46,920	46,388	93,308	—	—	—	—	28	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.09%(a)(b)	187,602	2,015,002	680,224	—	—	1,522,380	1,522,380	150	—

Total	$645,547	$2,061,390	$1,184,330	$(183)	$(44)	$1,522,380		$447	$—

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

C. Derivatives — The Fund used derivative instruments including swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) below describe the various derivatives used by the Fund.

(1). Swaps — The Fund engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation/(depreciation). A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in escrow in a segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund, which provides collateral management service to the Fund.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

The Fund may be required to post or receive collateral for OTC Swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.